Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael R. Stanfield, Chief Executive Officer of Intersections Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the quarter ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 11th day of May 2015.

/s/ Michael R. Stanfield
Name:	Michael R. Stanfield
Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Intersections Inc. and will be retained by Intersections Inc. and furnished to the Securities and Exchange Commission or its staff upon request.